UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2010

Landmark Energy Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147685	271617248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1404 E Joppa Road Towson, MD 21286
(Address of Principal Executive Office) (Zip Code)

Phone: 410-296-2467
Facsimile: 410-296-2467
 (Registrant’s telephone and Facsimile number, including area code)

N/A
 (Former name or former address, if changed since last report)

Copies of Communications to:
Bernard & Yam, LLP
Attn: Bin Zhou, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2010, Mr. Nai Sung Chou resigned as the Chief Executive Officer of Landmark Energy Enterprise Inc (“Company”), effective immediately. Mr. Chou’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Nai Sung Chou still remains as the Director and the President of the Board of Directors of Company.

On November 16, 2010, Mr. Yidian Dong, the Company’s Director, Treasurer, and Chief Financial Officer, was appointed by the Board of Directors as the new Chief Executive Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Towson, Maryland.

Landmark Energy Enterprise, Inc

Date: November 16, 2010	By:	/s/ Yidian Dong
Yidian Dong Director Chief Executive Officer Chief Financial Officer